                                                                      The Strong

                                                             International Stock

--------------------------------------------------------------------------------

                                                                         Fund II

                              [PHOTO APPEARS HERE]

Table of Contents

Investment Review

         Strong International Stock Fund II ................................. 2

Financial Information

         Schedule of Investments in Securities

            Strong International Stock Fund II .............................. 4

         Statement of Assets and Liabilities ................................ 6

         Statement of Operations ............................................ 7

         Statements of Changes in Net Assets ................................ 8

         Notes to Financial Statements ...................................... 9

Financial Highlights ....................................................... 11


                                                             [LOGO APPEARS HERE]

Strong International Stock Fund II
================================================================================
Effective 5-14-01 Stacey Ho and Katherine Schapiro became the Fund's portfolio managers.

Your Fund's Approach

The Strong International Stock Fund II seeks capital growth. It selects stocks from any foreign country. The managers seek stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management.The managers examine the economic outlook of individual countries in determining whether to invest and choose individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders.

                    Growth of an Assumed $10,000 Investment
                            From 10-20-95 to 6-30-01

                              [GRAPH APPEARS HERE]

               The Strong                               Lipper
             International                           International
             Stock Fund II        MSCI EAFE*          Funds Index*
Sep 95         $10,000             $10,000              $10,000
Dec 95         $10,261             $10,405              $10,321
Jun 96         $11,642             $10,875              $11,215
Dec 96         $11,327             $11,034              $11,810
Jun 97         $12,307             $12,271              $13,457
Dec 97         $ 9,795             $11,230              $12,666
Jun 98         $10,464             $13,019              $14,668
Dec 98         $ 9,327             $13,476              $14,269
Jun 99         $10,378             $14,011              $15,254
Dec 99         $17,461             $17,110              $19,668
Jun 00         $15,381             $16,415              $18,860
Dec 00         $10,560             $14,686              $16,773
Jun 01         $ 9,084             $12,540              $14,671


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1995.

Q:   How did the Fund perform?

A: The Fund outperformed the MSCI EAFE Index during the first six months of 2001, particularly during the year's second quarter.

     In this six-month period, all major world markets declined significantly in the face of slower global economic growth. Exacerbating these declines for U.S.-based investors was the dollar's continued strength relative to other major currencies. In this challenging environment, the Fund was able to outperform, due in large part to the more conservative investment profile adopted in recent months.

Q: What market conditions, events, and other factors affected the Fund's performance?

A: Rising energy prices, declining capital expenditures, and sluggish consumer spending slowed economic growth around the globe. Even interest-rate cuts from the major central banks did little to stem the economic slide. This led to lowered estimates for corporate earnings, with a predictable negative effect on stock valuations. Information technology and telecommunications services stocks took the biggest hit among sectors, while among the major regions, Europe fell the hardest.

     Japan also proved a difficult market throughout the period. That nation's economy slipped back into recession by the end of June, although earnings-growth forecasts for Japan remained higher than for the U.S. or Europe. The newly elected Prime Minister, Junichiro Koizumi, offered hope for renewed efforts toward social and political reforms. Given the very low expectations for Japan, and past disappointments with government leadership, the country may be poised for positive surprises by the end of this year.

Q:   What investment strategies and techniques affected the Fund's performance?

A: After assuming management of this portfolio, we repositioned the Fund to represent a better core international portfolio with a more moderate-risk profile. This involved reducing significantly overweighted positions in Hong Kong and Switzerland, and adding to holdings in Germany and Japan. In terms of sectors, we added increased investments in defensive sectors such as consumer staples, health care, and utilities, while cutting back further on volatile information technology and telecommunications services stocks.

     In the volatile market environment, our strategy was simple: emphasize companies with focused operations, strong balance sheets, and moderate execution risk. Several of the Fund's top holdings reflect these characteristics, in our opinion, including Nintendo of Japan, Royal Bank of Scotland, and Groupe Danone of France. Among the companies we removed from the portfolio are those with limited cash flow, large financing needs, and a high degree of sensitivity to the economic slowdown. A notable removal from the Fund was Nokia of Finland, which we sold before the company's latest earnings disappointment.

Q:   What is your outlook for the future of the markets?

A: We believe the global economy will be slow to respond to recent interest-rate cuts as capacity continues to outstrip demand in many industries. Ultimately, however, we believe that the coordinated effort among the world's leading central banks to lower interest rates will lead to economic relief. In addition, we believe that stocks stand to benefit from the long-term potential of economic and fiscal reforms around the world, including tax cuts, pension plan changes, and corporate restructuring efforts.

     We thank you for your continued investment in the Strong International Stock Fund II.

     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager

Average Annual Total Returns/1/
As of 6-30-01
----------------------------------------------

          1-year                    -40.94%

          3-year                     -4.60%

          5-year                     -4.84%

          Since Inception            -1.67%
          (10-20-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing the performance quoted.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                       STRONG INTERNATIONAL STOCK FUND II


                                                Shares or
                                                Principal           Value
                                                 Amount            (Note 2)
--------------------------------------------------------------------------------
Common Stocks 78.8%
Australia 3.2%
BHP Billiton, Ltd. (b)                             74,343        $  403,794
Foster's Brewing Group, Ltd.                      190,000           531,012
News Corporation, Ltd.                             43,000           395,157
                                                                 ----------
                                                                  1,329,963

France 10.6%
Accor SA                                           13,800           584,328
Axa                                                13,200           377,286
Groupe Danone                                       7,700         1,060,196
Suez SA                                            30,500           984,455
TotalFinaElf SA                                     4,000           561,963
TotalFinaElf SA Sponsored ADR                       4,700           329,940
Vivendi Universal SA                                3,600           210,532
Vivendi Universal SA Sponsored ADR                  5,200           301,600
                                                                 ----------
                                                                  4,410,300

Germany 6.5%
Adidas-Salomon AG                                   6,200           377,066
Allianz AG                                          2,500           736,217
Dresdner Bank AG                                    9,000           412,044
E.On AG                                             8,000           419,943
Muenchener Rueckversicherungs-
  Gesellschaft AG - Registered Shares               1,400           394,206
Siemens AG                                          5,500           334,027
                                                                 ----------
                                                                  2,673,503

Hong Kong 3.4%
Cheung Kong Holdings, Ltd.                         43,000           468,620
China Mobile, Ltd. Sponsored ADR (b)               17,000           455,430
HSBC Holdings PLC                                  42,000           496,762
                                                                 ----------
                                                                  1,420,812

India 0.0%
UTI-Mastergrowth 93 Fund (b)                        2,100               591

Ireland 4.0%
Elan Corporation PLC Sponsored ADR (b)             18,000         1,098,000
Ryanair Holdings PLC ADR (b)                       11,000           571,450
                                                                 ----------
                                                                  1,669,450

Italy 3.1%
ENI Spa                                            45,500           558,073
IntesaBCI Spa                                     103,000           366,575
San Paolo - IMI Spa                                29,000           374,908
                                                                 ----------
                                                                  1,299,556

Japan 12.2%
Canon, Inc.                                        12,000           485,121
Fuji Photo Film                                    10,000           431,539
Japan Telecom Company, Ltd.                            18           373,947
Konami Company, Ltd.                                8,000           365,124
Mitsubishi Heavy Industries, Ltd.                  93,000           424,457
The Nikko Securities Company, Ltd.                 56,000           448,737
Nintendo Company, Ltd.                              4,700           855,779
Secom Company, Ltd.                                 7,000           390,792
Seven-Eleven Japan Company, Ltd.                   10,000           390,631
Toyota Motor Corporation                           16,000           563,407
Ushio, Inc.                                        24,000           329,382
                                                                 ----------
                                                                  5,058,916

Mexico 3.2%
America Movil SA de CV                            200,000           210,410
Telefonos de Mexico SA de CV                      240,000           419,668
Wal-Mart de Mexico SA de CV                       250,000           675,526
                                                                 ----------
                                                                  1,305,604

Netherlands 5.4%
Koninklijke Ahold NV                               19,000           597,128
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                   19,000           502,170
Royal Dutch Petroleum Company                      12,000           699,240
STMicroelectronics NV                               5,000           174,127
STMicroelectronics NV -
  New York Registry Shares                          7,900           268,600
                                                                 ----------
                                                                  2,241,265

Singapore 1.1%
DBS Group Holdings, Ltd.                           59,000           433,681

South Korea 0.8%
Korea Telecom Corporation Sponsored ADR            15,500           340,690

Spain 2.8%
Banco Santander Central Hispano SA                 26,000           236,303
Banco Santander Central Hispano SA
  Sponsored ADR                                    46,526           427,574
Telefonica SA (b)                                   1,083            13,394
Telefonica SA Sponsored ADR (b)                    12,454           463,787
                                                                 ----------
                                                                  1,141,058

Sweden 0.4%
Ericsson (LM) Telephone Company ADR Class B        33,000           178,860

Switzerland 6.4%
Adecco SA                                           6,440           303,692
Julius Baer Holding, Ltd. 'B Shares'                  200           770,903
Nestle SA                                           4,000           851,728
Novartis AG Sponsored ADR                          20,100           726,615
                                                                 ----------
                                                                  2,652,938

Taiwan 1.1%
ASE Test, Ltd. (b)                                 37,000           473,230

United Kingdom 14.6%
ARM Holdings PLC Sponsored ADR (b)                 20,000           238,000
Amvescap PLC                                       35,000           611,850
BP PLC Sponsored ADR                               11,900           593,215
Boots Company PLC                                  73,000           621,022
Compass Group PLC (b)                              53,900           434,121
Diageo PLC                                         55,500           612,770
GlaxoSmithKline PLC Sponsored ADR                  10,700           601,340
Lloyds TSB Group PLC                               48,200           485,436
Michael Page International PLC (b)                120,000           237,804
NDS Group PLC Sponsored ADR (b)                    10,000           339,000
Royal Bank of Scotland PLC                         43,000           953,778
Vodafone Group PLC                                150,000           334,412
                                                                 ----------
                                                                  6,062,748
---------------------------------------------------------------------------
Total Common Stocks (Cost $35,238,590)                           32,693,165
---------------------------------------------------------------------------
Short-Term Investments (a) 12.6%
Repurchase Agreements
United States
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $5,214,921);
  Collateralized by: United States Government
  & Agency Issues (c)                          $5,213,400         5,213,400
---------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,213,400)                    5,213,400
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Total Investments in Securities (Cost $40,451,990) 91.4%         37,906,565
Other Assets and Liabilities, Net 8.6%                            3,564,496
---------------------------------------------------------------------------
Net Assets 100.0%                                               $41,471,061
===========================================================================

--------------------------------------------------------------------------------


------------------------------------------------------------------------
LEGEND
------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements


Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)



                                                                              Strong International
                                                                                 Stock Fund II
                                                                              --------------------
Assets:
  Investments in Securities, at Value (Cost of $40,451,990)
    (Including Repurchase Agreements of $5,213,400)                                $37,906,565
  Receivable for Securities Sold                                                       428,292
  Receivable for Fund Shares Sold                                                    3,909,001
  Interest and Dividends Receivable                                                    111,454
  Other Assets                                                                           2,247
                                                                                   -----------
  Total Assets                                                                      42,357,559

Liabilities:
  Payable for Securities and Forward Foreign Currency Contracts Purchased              863,258
  Accrued Operating Expenses and Other Liabilities                                      23,240
                                                                                   -----------
  Total Liabilities                                                                    886,498
                                                                                   -----------
Net Assets                                                                         $41,471,061
                                                                                   ===========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                    $43,351,806
  Undistributed Net Investment Income                                                  457,217
  Undistributed Net Realized Gain                                                      210,631
  Net Unrealized Depreciation                                                       (2,548,593)
                                                                                   -----------
  Net Assets                                                                       $41,471,061
                                                                                   ===========
Capital Shares Outstanding (Unlimited Number Authorized)                             5,046,185

Net Asset Value Per Share                                                                $8.22
                                                                                         =====


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)



                                                              Strong International
                                                                   Stock Fund II
                                                              --------------------
Income:
  Dividends (net of foreign withholding taxes of $52,017)          $  502,039
  Interest                                                            120,748
                                                                   ----------
  Total Income                                                        622,787

Expenses:
  Investment Advisory Fees                                            221,448
  Custodian Fees                                                       39,883
  Shareholder Servicing Costs                                          29,228
  Professional Fees                                                    18,062
  Other                                                                12,870
                                                                   ----------
  Total Expenses before Fees Paid Indirectly by Advisor               321,491
  Fees Paid Indirectly by Advisor                                    (155,921)
                                                                   ----------
  Expenses, Net                                                       165,570
                                                                   ----------
Net Investment Income                                                 457,217

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                     1,403,064
    Forward Foreign Currency Contracts                                240,036
    Foreign Currencies                                                 (7,116)
                                                                   ----------
    Net Realized Gain                                               1,635,984
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                    (7,685,233)
    Foreign Currencies                                                 (1,845)
                                                                   ----------
    Net Change in Unrealized Appreciation/Depreciation             (7,687,078)
                                                                   ----------
Net Loss on Investments                                            (6,051,094)
                                                                   ----------
Net Decrease in Net Assets Resulting from Operations              ($5,593,877)
                                                                   ==========



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                      Strong International Stock Fund II
                                                                      ----------------------------------
                                                                      Six Months Ended      Year Ended
                                                                        June 30, 2001      Dec. 31, 2000
                                                                      ----------------     -------------
                                                                         (Unaudited)

Operations:
  Net Investment Income (Loss)                                          $    457,217       ($     98,778)
  Net Realized Gain                                                        1,635,984          18,151,172
  Net Change in Unrealized Appreciation/Depreciation                      (7,687,078)        (50,101,512)
                                                                        ------------        ------------
  Net Decrease in Net Assets Resulting from Operations                    (5,593,877)        (32,049,118)

Distributions from Net Realized Gains                                     (1,694,630)                 --

Capital Share Transactions:
  Proceeds from Shares Sold                                              194,514,722         700,956,059
  Proceeds from Reinvestment of Distributions                              1,694,630                  --
  Payment for Shares Redeemed                                           (202,167,738)       (739,505,579)
                                                                        ------------        ------------
  Net Decrease in Net Assets from Capital Share Transactions              (5,958,386)        (38,549,520)
                                                                        ------------        ------------
Total Decrease in Net Assets                                             (13,246,893)        (70,598,638)

Net Assets:
  Beginning of Period                                                     54,717,954         125,316,592
                                                                        ------------        ------------
  End of Period                                                         $ 41,471,061        $ 54,717,954
                                                                        ============        ============

Transactions in Shares of the Fund:
  Sold                                                                    21,083,082          49,925,897
  Issued in Reinvestment of Distributions                                    193,672                  --
  Redeemed                                                               (21,755,076)        (52,056,429)
                                                                          ----------          ----------
  Net Decrease in Shares of the Fund                                        (478,322)         (2,130,532)
                                                                          ==========          ==========


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

1.   Organization

     Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2001, approximately 83% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Fund are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


          in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. All long-term securities held in the Fund are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the six months then ended, were $6,295, $29,228, $155,921 and $1,027, respectively.

--------------------------------------------------------------------------------

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, during the six months ended June 30, 2001 were $52,945,958 and $61,349,511, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2001.

6.   Income Tax Information

     At June 30, 2001, the cost of investments in securities for federal income tax purposes was $41,463,842. Net unrealized depreciation of securities was $3,557,277, consisting of gross unrealized appreciation and depreciation of $495,917 and $4,053,194, respectively.




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II
--------------------------------------------------------------------------------------------------------------------------
                                                                                      Period Ended
                                                               -----------------------------------------------------------
                                                                June 30,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                   2001/(b)/    2000      1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                             $9.90     $16.37    $ 8.78     $9.32    $11.23    $10.22

Income From Investment Operations:
  Net Investment Income (Loss)                                    0.09      (0.02)    (0.01)     0.03      0.06      0.03
  Net Realized and Unrealized Gains (Losses) on Investments      (1.45)     (6.45)     7.64     (0.46)    (1.50)     1.03
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               (1.36)     (6.47)     7.63     (0.43)    (1.44)     1.06
Less Distributions:
  From Net Investment Income                                        --         --     (0.04)    (0.11)    (0.06)    (0.03)
  In Excess of Net Investment Income                                --         --        --        --     (0.12)    (0.02)
  From Net Realized Gains                                        (0.32)        --        --        --     (0.29)       --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.32)        --     (0.04)    (0.11)    (0.47)    (0.05)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $8.22     $ 9.90    $16.37     $8.78    $ 9.32    $11.23
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  -14.0%     -39.5%    +87.2%     -4.8%    -13.5%    +10.4%
  Net Assets, End of Period (In Millions)                          $41        $55      $125       $47       $60       $75
  Ratio of Expenses to Average Net Assets without
    Fees Paid Indirectly by Advisor                               1.5%*      1.6%      1.3%      1.6%      1.5%      1.9%
  Ratio of Expenses to Average Net Assets                         0.7%*      1.2%      1.2%      1.6%      1.5%      1.9%
  Ratio of Net Investment Income (Loss) to Average Net Assets     2.1%*     (0.1%)    (0.2%)     0.3%      0.6%      0.4%
  Portfolio Turnover Rate                                       132.6%      96.6%     80.8%    255.2%    169.2%    126.0%


  *  Calculated on an annualized basis.
(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).

                       See Notes to Financial Statements.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14498-0601




Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

[STRONG LOGO]


                                                                    WH2184 06-01